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                                 AMENDMENT NO. 1
                                     TO THE
                        STOCK PURCHASE AND SALE AGREEMENT
                             DATED NOVEMBER 29, 1996
                                 BY AND BETWEEN
                        JOHN ALDEN LIFE INSURANCE COMPANY
                                       AND
                        SUNAMERICA LIFE INSURANCE COMPANY


            This Amendment is made and entered into as of this 31st day of March, 1997, and is hereby made a part of and incorporated into the Stock Purchase and Sale Agreement dated November 29, 1996 (the "Agreement") by and between John Alden Life Insurance Company, a Minnesota stock insurance company ("Seller"), and SunAmerica Life Insurance Company, an Arizona stock insurance company ("Purchaser"). Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed thereto in the Agreement.

            WHEREAS, JALIC and SunAmerica have entered into the Agreement; and

            WHEREAS, JALIC and SunAmerica desire to amend the Agreement in the manner hereinafter set forth.

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that:

            1. Purchase Price Adjustment. The second sentence of Section 1.2 shall be deleted in its entirety and replaced with the following sentence:

            "In consideration for the sale, assignment and delivery of the JANY Stock, at the Closing Purchaser shall pay to Seller a purchase price of One Hundred Thirty One Million Dollars ($131,000,000) (the "Purchase Price").

            2. Schedules. The Schedules to the Agreement set forth below shall be amended to include, restate or delete, as the case may be, as set forth below. The representations, warranties and indemnification contained in the Agreement shall in no way be affected by any such amendment, restatement or deletion of any Schedule.

            a. Schedule 2.8(a) Schedule 2.8(a) shall be amended to include: (i) under the heading "Contract Forms for JANY - Health" reference to Student Health Policy, HSR-

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50; (ii) under the heading "Contract Forms for JANY - ARMS" reference to
Preferred Excess Loss Insurance Policy, N-1133 and Standard Excess Loss Insurance Policy, N-1071; (iii) under the heading "Contract Forms for JANY - Annuities" reference to (a) SPIA (Lottery), N-1500, (b) SPIA, N-1030-P, (c) Flex, N-2347-P(3/94), (d) Flex, N-2347-P(3/94)(Q) and (e) SPDA, N-2370-P(4/94).

            In addition, Schedule 2.8(a) shall be amended to include under the heading "JANY ENDORSEMENTS - Life" the following endorsements:

            American Crown/JANY Endorsement                 M195
            Amendment to Application                        N-0126-A-4
            Aviation Exclusion Rider                        N-2048-E
            Declaration of Continued Insurability           N-5112A-1

            Schedule 2.8(a) shall be amended to include under the heading "JANY ENDORSEMENTS - Long Term Care" the following endorsements:

            Policy Change Endorsement                       E1295
            Notice to Buyer                                 N-D-107-NY
            Sticker - Non-Qualified Policy             NY-1350-O 8/96

            Schedule 2.8(a) shall be amended to include a new heading "JANY ENDORSEMENTS - ARMS - Excess Loss" the following endorsements:

            Endorsement - Excess Loss                       N-1133-E
            Endorsement - Active at Work                N-1133-E.AW
            Endorsement - Monthly Cumulative            N-1133-E.MCA
            Endorsement - Pre-Existing
                              Conditions                N-1133-E.PE
            Endorsement - Terminal Liability            N-1133-E.TL

            Further, Schedule 2.8(a) shall be amended to include under the heading "Annuities" the following contracts:

            SPIA Lottery Endorsement                        N-1500-E1
            Restricted Ownership Endorsement                N-1004-E
            TSA Contract Loan Request
                  & Agreement                         NY-1064-5 3/88
            Amendment to Application                  NY-1216-0 12/89
            IRA Endorsement                                 IRA 1
            Annuity Tables Endorsement                      N-2350-P
            SPDA IRA Endorsement                            N-2363-E
            TSA Endorsement                           N-0816-E(11/96)
            Endorsement                                     M195
            Deposit & Annuity Operations                    8700


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            b. Schedule 2.8(f) Schedule 2.8(f) shall be amended to add the following sentence to the description of the Reinsurance Agreement between John Alden Life Insurance Company of New York and Heritage Reinsurance Company, Ltd. (now Lincoln Reinsurance Company, Ltd.) effective January 1, 1995:

            "This Reinsurance Agreement was assigned by Lincoln Reinsurance Company, Ltd. to Lincoln National Reinsurance Company (Barbados) Limited on December 31, 1996.

            c. Schedule 2.11. Schedule 2.11 (1) shall be amended to add the following sentence to the description of the Modified Coinsurance Agreement between John Alden Life Insurance Company of New York and Heritage Reinsurance Company, Ltd. (now Lincoln Reinsurance Company, Ltd.) effective January 1, 1995:

            "This Reinsurance Agreement was assigned by Lincoln Reinsurance Company, Ltd. to Lincoln National Reinsurance Company (Barbados) Limited on December 31, 1996.

            The HMO Reinsurance Agreements between John Alden Life Insurance Company and the third parties listed in Schedule 2.11 (2) have been non-renewed.

            The First Catastrophe Excess of Loss Reinsurance Agreement and Second Catastrophe Excess of Loss Reinsurance Agreement described in Schedule
2.11 (3) and (4), respectively, shall be terminated effective June 30, 1997.

            The business ceded by John Alden Life Insurance Company of New York under the Administrative Services Agreement described in Schedule 2.11 (11) and each of the agreements listed in Schedule 2.11 (12), (13) and (14) has been non-renewed.

            d. Schedule 2.13. Schedule 2.13 shall be amended to include under the heading "JALIC-JANY owned software can be licensed" reference to "ULP - Universal Life Policy Pages System (JANY Owned)." The reference to "BA Brokers Ally System (JANY Owned)" which appears under the heading "License from Third Parties - will need to negotiate with vendors" shall be deleted as there is no need to negotiate with vendor.

            e. Schedule 2.22. Schedule 2.22 shall be amended such that under the heading "General and Annuity Accounts - Annuity Via ACH Authorization" reference to George Carvajel - Cash Management Team Leader shall be deleted and replace by Mattie Garvin - Cash Management Accountant II.


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            In addition, Schedule 2.22 shall be amended to delete under the heading "JANY Bank Accounts Transaction Authorization List - Investment" reference to the following accounts (as they are closed).

            89922400                JANY General                  D
            89922101                JANY General Trade 1          D
            89922403                JANY Spread                   D
            89922404                JANY Spread Trade 1           D

The same heading shall include reference to the following account:

            89922442                JANY Individual Life          D

            f. Schedule 2.23. Schedule A-1 hereto shall be added to Schedule
2.23.

            g. Schedule 2.30. Schedule A-2 hereto shall be added to Schedule
2.30.

            h. Schedule 2.32(l). The first page of Schedule 2.32(l) shall be deleted in its entirety and replace with Schedule A-3 hereto. In addition, Schedule A-4 hereto shall be added to Schedule 2.32(l).

            3. Headings. The headings in this Amendment have been inserted for convenience of reference only, and shall not be considered a part of this Amendment and shall not limit, modify or affect in any way the meaning or interpretation of this Amendment.

            4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original instrument, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective and be deemed to have been executed and delivered by all of the Parties at such time as counterparts shall have been executed and delivered by both parties, regardless of whether each of the parties has executed the same counterpart. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of both parties.

            5. Miscellaneous. All other terms and conditions of the Agreement shall remain unchanged and the Agreement shall remain in full force and effect.


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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first written above.


                              JOHN ALDEN LIFE INSURANCE COMPANY



                              By  /s/Scott L. Stanton
                                ----------------------------------
                                Name:  Scott L. Stanton
                                Title: Senior Vice President and
                                  Chief Financial Officer


                              SUNAMERICA LIFE INSURANCE COMPANY



                              By  /s/James W. Rowan
                                ----------------------------------
                                Name:  James W. Rowan
                                Title: Senior Vice President


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                                                                    SCHEDULE A-1

                                Schedule 2.23(c)
                              (Reserving Practices)

            The parties to the Stock Purchase and Sale Agreement acknowledge and agree that JANY's past and current use of curtate CARVM factors to determine reserves does not breach or in any way violate the representations and warranties made by Seller in Section 2.23. Notwithstanding the foregoing, Seller represents and warrants to Purchaser (and Section 2.23 is amended to include such representation and warranty) that if JANY had used continuous CARVM factors to determine reserves at December 31, 1996, such reserves would not have been more than $6.7 million more than JANY's actual reserves at December 31, 1996 (which were determined in accordance with curtate CARVM factors).


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